Supplement Dated February 15, 2017 to your Prospectus Dated May 2, 2016

Putnam Investment Management, LLC, has recommended, and the Fund’s Board of Directors has approved, the merger of Putnam VT Growth and Income Fund into the Putnam VT Equity Income Fund. Pursuant to the merger, the Putnam VT Growth and Income Fund will liquidate by transferring substantially all of its assets to the Putnam VT Equity Income Fund. Shares of the Putnam VT Growth and Income Fund will be closed to all new and subsequent investments, including program trades, effective at the close of business on or about May 10, 2017. The merger is scheduled to take place at the close of business on or about May 12, 2017.

Due to the merger, you will no longer be able to allocate new Premium Payments or make transfers to the Putnam VT Growth and Income Fund Sub-Account, including program trades, at the close of business on or about May 10, 2017.

As a result of the merger, at the close of business on or about May 12, 2017:

(i)	If any of your Contract Value is currently invested in the Putnam VT Growth and Income Fund Sub-Account, that Contract Value will be merged into the Putnam VT Equity Income Fund Sub-Account;

(ii)	If any portion of your future Premium Payments is allocated to the Putnam VT Growth and Income Fund Sub-Account, that portion will now be allocated to the Putnam VT Equity Income Fund Sub-Account.

(iii)	Any transaction that includes an allocation to the Putnam VT Growth and Income Fund Sub-Account will automatically be allocated to the Putnam VT Equity Income Fund Sub-Account;

(iv)
Unless you direct us otherwise, if you are enrolled in any DCA, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Putnam VT Growth and Income Fund Sub-Account, your enrollment will automatically be updated to reflect the Putnam VT Equity Income Fund Sub-Account;

(v)	Unless you direct us otherwise, if you are enrolled in an Automatic Income Program, your enrollment will automatically be updated to reflect the Putnam VT Equity Income Fund Sub-Account; and

(vi)	All references and information contained in the prospectus for your Contract related to the Putnam VT Growth and Income Fund are deleted and replaced with the Putnam VT Equity Income Fund.

This supplement should be retained with the prospectus for future reference.

HV-7688